Semiannual Report


                 VALUE
                 FUND
                 June 30, 1999

[LOGO OF T. ROWE PRICE APPEARS HERE]

REPORT HIGHLIGHTS
--------------------------------------------------------------------------------
Value Fund

 . Stocks staged a strong first half advance in the face of rising interest rates, and the shift from growth to value stocks benefited fund shareholders.

 . The fund's return for the six months ended June 30 surpassed both the Lipper peer group average and the S&P 500.

 . We took profits in many portfolio holdings that we originally purchased at attractive prices.

 . Merger and acquisition activity benefited results when several portfolio companies were involved in takeover deals.

 . Stocks will be hard-pressed to match the returns of the first half, but we will continue our search for solid companies with attractively priced stocks.

FELLOW SHAREHOLDERS


The broad stock market and the Value Fund advanced strongly during the first half of 1999. Continued corporate earnings growth and a healthier global outlook, particularly among some of last year's weaker economies, combined to offset the negative effects of rising interest rates over the last six months. Good overall economic news, high investor confidence, and trust in the Federal Reserve's ability to take the proper preemptive action against potentially higher inflation provided solid support for equities.

-----------------------
PERFORMANCE COMPARISON
-----------------------------------------------------------

Periods Ended 6/30/99                  6 Months   12 Months
-----------------------------------------------------------
Value Fund                                19.64%     17.80%
S&P 500                                   12.38      22.76
Lipper Growth & Income Funds Average      10.93      14.48


For the six months ended June 30, your fund posted an exceptionally strong 19.64% return, comfortably exceeding both the unmanaged Standard & Poor's 500 Stock Index and the Lipper Growth & Income Funds Average. Over the past 12 months, the fund trailed the S&P 500 while surpassing the average performance of our Lipper universe. While investors favored a small group of large-cap growth stocks throughout 1998, the shift in emphasis toward value stocks during the first half of 1999 had a positive impact on fund results so far this year.

DIVIDEND DISTRIBUTIONS

Your Board of Directors declared a second quarter income dividend of $0.05 per share, bringing your 1999 income distribution total to $0.10 per share. This distribution was paid on June 29 to shareholders of record on June 25. You should have already received your check or statement reflecting the second quarter dividend.

PORTFOLIO REVIEW

In our annual report, we discussed several factors that influenced fund performance in 1998 including the narrow breadth of the advance, which was led by a handful of large growth companies. What a difference a few months can make! While large-cap growth stocks were in vogue last year, investors' preference for value stocks became strikingly evident several months ago, much to the benefit of fund shareholders. Portfolio holdings with exposure to commodities and the cyclical nature of the economy fared particularly well, largely because of the expectation of an upturn in international economies that had suffered last year. Several cyclical companies, such as Georgia-Pacific and Union Carbide, advanced in price to the point where we saw only limited additional upside potential, prompting us to take profits during the period. These companies were among our 10 largest sales in the first half, as can be seen in the table on page 5.

Several other portfolio sales also deserve comment, since they illustrate our investment approach. The share prices of Analog Devices (our single largest sale), Corning, and Morgan Stanley Dean Witter all declined, in our view, to extremely attractive valuation levels last year. As their prices rebounded sharply, their relative valuation appeal diminished, enabling us to take profits and recycle the proceeds into stocks with more compelling values and, therefore, more potential for capital appreciation. We rarely buy at the precise bottom and sell at the exact top. Indeed, most market experts will admit that it is virtually impossible to do so. However, over the years our focus on relative valuation

--------------------------------------
INFORMATION ON YEAR-END DISTRIBUTIONS
--------------------------------------------------------------------------------

To help you with tax planning, we try to give you a good idea of the per-share income and capital gain amounts our funds may distribute near year-end. In late October, we will provide estimates of these amounts, which will be paid on December 16, 1999, to shareholders of record on December 14. These preliminary numbers will be included in The Price Report mailing to shareholders in late October and will also be available on our Web site--www.troweprice.com.

We hope that these preliminary numbers will be useful to you in approximating the income and capital gains taxes you may pay on distributions to taxable accounts.

If your fund distributed any capital gains earlier in 1999, you can find the amounts on your statements and should include them in your tax planning calculations. Please keep in mind that the numbers are not final and are likely to be revised before the December 14 declaration and record date. As the fall progresses, you may want to check our Web site for revisions.

If you would like information on tax matters relating to mutual funds, please visit our Web site to download our Insights report, Tax Information for Mutual Fund Investors, or call 1-800-225-5132 to request a copy.

has often helped us identify attractively priced investments on your behalf, with excellent prospects for future gains once the investing public recognizes their true value. This concept is at the core of our investment philosophy.

----------------------
Sector Diversification
--------------------------------------------------------------------------------

                           [PIE GRAPH APPEARS HERE]

Energy                                 6%
Reserves and Other                    18%
Consumer Nondurables                  14%
Financial                             21%
Consumer Services                     14%
Technology                            11%
Business Serives and Transportation    8%
Process Industries                     8%

Based on assets as of 6/30/99.

Regarding new investments, the Major Portfolio Changes table highlights significant new purchases made in the first half of the year -- several of which were in the banking sector. These stocks had been lagging somewhat and appeared undervalued to us. Since we bought the shares, First American has become the target of a takeover by Amsouth, a neighboring bank. Our other bank holdings sell at relatively low price/earnings ratios and, in our opinion, also have good potential for future gains. In addition, we initiated positions in Allstate, Hillenbrand Industries, and Fort James, all of which share a similar profile with other additions to the portfolio. Many of these stocks had been under pressure because of some misunderstanding or uncertainty surrounding the companies that created attractive buying opportunities for us. If we are able to buy shares at appealing prices, we can profit later on as other investors realize that the low prices were unwarranted. Over the years, we have benefited from the tendency of stock prices to eventually return to more realistic levels. In many cases, this has come about as a result of merger and acquisition activity. M&A deals that helped us in the first half involved Transamerica, Mercantile Bancorporation, Browning-Ferris, Raychem, and Alza, which were acquired or are in the process of being acquired at significant premiums to our cost.

Financial stocks composed 21% of portfolio assets at the end of June, with consumer nondurables at 14%, consumer services at 14%, and technology shares at 11% representing other significant sectors. (The chart on this page shows the sector breakdown.) The fund is well diversified by industries and by individual holdings.

SUMMARY AND OUTLOOK

In our last report, we commented that the market's recent preference for growth stocks made us "relatively optimistic about the Value Fund's prospects over the next few years" given the attractive valuations we saw. The recent shift into value stocks has vindicated our optimism -- during the first six months of 1999 at least. Few trends proceed without interruption. This was true of the recent penchant for large-cap growth stocks, and it will undoubtedly be true for value stocks at some point. The only certainty is that investor preferences will continue to ebb and flow, which underscores the futility of trying to predict investor sentiment and market swings, as well as the value of staying with an investment strategy over the long term. Over time, these alternating cycles tend to balance each other.

So far this year, we are pleasantly surprised by the durability of the stock market's strength and resilience, particularly in the face of rising interest rates. We believe it will be difficult, but not impossible, for stocks to post such robust returns in the second half of 1999. Given historically high stock valuations and unrealistic investor expectations, we would not be surprised to see a bit of turbulence ahead. Nevertheless, whatever happens over the short term, our focus will remain unchanged; we will continue to search for sound companies whose stocks appear undervalued relative to the overall market.

As always, we appreciate your confidence in T. Rowe Price and your continued support.

Respectfully submitted,
Brian C. Rogers
President and Chairman of the Investment Advisory Committee
July 23, 1999

T. ROWE PRICE VALUE FUND
--------------------------------------------------------------------------------


---------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

MAJOR PORTFOLIO CHANGES
(Listed in descending order of size)


6 Months Ended 6/30/99

Ten Largest Purchases          Ten Largest Sales
--------------------------------------------------------------------------------
Washington Mutual *            Analog Devices **
Summit Bancorp *               Corning **
Reed International *           Georgia-Pacific **
Lockheed Martin *              ALLTEL
Fort James *                   American Stores **
Hillenbrand Industries *       First Union **
Allstate *                     FDX **
First American *               First Data **
KeyCorp *                      Union Carbide **
Pall *                         Morgan Stanley Dean Witter **

* Position added
** Position eliminated

T. ROWE PRICE VALUE FUND
--------------------------------------------------------------------------------


---------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS

                                                                   Percent of
                                                                   Net Assets
                                                                      6/30/99
--------------------------------------------------------------------------------
Browning-Ferris                                                          1.6%
Great Lakes Chemical                                                     1.6
Lockheed Martin                                                          1.6
Hercules                                                                 1.5
Loews                                                                    1.4
--------------------------------------------------------------------------------
Amerada Hess                                                             1.4
Boeing                                                                   1.4
Seagram                                                                  1.4
Hewlett-Packard                                                          1.3
Toys "R" Us                                                              1.3
--------------------------------------------------------------------------------
Phelps Dodge                                                             1.3
Washington Mutual                                                        1.3
Raytheon                                                                 1.3
Motorola                                                                 1.3
Allegheny Teledyne                                                       1.2
--------------------------------------------------------------------------------
Transamerica                                                             1.2
BP Amoco                                                                 1.2
Raychem                                                                  1.2
Bank of America                                                          1.2
CBS                                                                      1.2
--------------------------------------------------------------------------------
Inco                                                                     1.2
Starwood Hotels & Resorts Worldwide                                      1.1
Citigroup                                                                1.1
Norfolk Southern                                                         1.1
Summit Bancorp                                                           1.1
--------------------------------------------------------------------------------
Total                                                                   32.5%

Note: Table excludes reserves.

T. ROWE PRICE VALUE FUND
--------------------------------------------------------------------------------


-----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

                           [LINE GRAPH APPEARS HERE]

VALUE FUND
--------------------------------------------------------------------------------
As of June 30, 1999

            S & P 500          Lipper Growth
              Stock           and Income Funds
              Index               Average            Value Fund

9/30/94     $  10,000           $  10,000            $  10,000
6/95        $  12,019           $  11,514            $  12,723
6/96        $  15,144           $  14,144            $  16,413
6/96        $  20,399           $  18,256            $  21,713
6/98        $  26,552           $  22,603            $  25,989
6/99        $  32,595           $  25,906            $  30,615


-------------------------------------
AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


                                                          Since      Inception
Periods Ended 6/30/99        1 Year      3 Years      Inception           Date
--------------------------------------------------------------------------------
Value Fund                   17.80%       23.10%         26.57%        9/30/94

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

T. ROWE PRICE VALUE FUND
--------------------------------------------------------------------------------
Unaudited


----------------------
FINANCIAL HIGHLIGHTS                                                        For a share outstanding throughout each period
-----------------------------------------------------------------------------------------------------------------------------

                                6 Months             Year                                                          9/30/94
                                   Ended            Ended                                                          Through
                                 6/30/99         12/31/98        12/31/97        12/31/96         12/31/95        12/31/94
NET ASSET VALUE
Beginning of period          $     18.31      $     18.24     $     15.76     $     13.21      $     10.24     $     10.00

Investment activities
   Net investment income            0.11             0.19            0.21            0.27*            0.27*           0.08*
   Net realized and
   unrealized gain (loss)           3.38             1.04            4.31            3.45             3.78            0.23

   Total from
   investment activities            3.49             1.23            4.52            3.72             4.05            0.31

Distributions
   Net investment income           (0.10)           (0.20)          (0.21)          (0.26)           (0.26)          (0.07)
   Net realized gain               (0.76)           (0.96)          (1.83)          (0.91)           (0.82)             --

   Total distributions             (0.86)           (1.16)          (2.04)          (1.17)           (1.08)          (0.07)

NET ASSET VALUE
End of period                $     20.94      $     18.31     $     18.24     $     15.76      $     13.21     $     10.24
                             ------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
Total return ++                    19.64%            6.85%          29.25%          28.51%*          39.85%*          3.10%*
Ratio of total expenses to
average net assets                  0.94%+           0.98%           1.05%           1.10%*           1.10%*          1.10%*+
Ratio of net investment
income to average
net assets                          1.15%+           1.06%           1.26%           1.71%*           2.03%*          3.16%*+
Portfolio turnover rate             68.3%+           72.1%           67.2%           68.0%            89.7%           30.8%+
Net assets, end of period
(in thousands)               $   931,701      $   774,514     $   546,375     $   197,846      $    46,582     $     8,850

++ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
* Excludes expenses in excess of a 1.10% voluntary expense limitation in effect through 12/31/96.
+  Annualized

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE VALUE FUND
--------------------------------------------------------------------------------
Unaudited                                                          June 30, 1999


STATEMENT OF NET ASSETS                                Shares             Value
--------------------------------------------------------------------------------
                                                                   In thousands

Common Stocks 95.8%

FINANCIAL 20.5%

Bank and Trust 9.1%
Bank of America                                        150,000       $   10,997
Bank One                                               162,000            9,649
First American                                         200,000            8,313
Huntington Bancshares                                  200,000            7,000
KeyCorp                                                250,000            8,031
Mellon Bank                                            210,000            7,639
Mercantile Bancorporation                              175,000            9,997
Summit Bancorp                                         250,000           10,453
Washington Mutual                                      350,000           12,381
                                                                         84,460
                                                                      ----------
Insurance 9.7%

Allstate                                               250,000            8,969
Chubb                                                  100,000            6,950
Loews                                                  170,000           13,451
Ohio Casualty                                          200,000            7,212
PartnerRe Holdings                                     250,000            9,344
SAFECO                                                 200,000            8,825
St. Paul                                               200,000            6,363
Transamerica                                           150,000           11,250
Travelers Property Casualty (Class A)                  200,000            7,825
XL Capital (Class A)                                   181,720           10,267
                                                                         90,456
                                                                      ----------
Financial Services 1.7%

Citigroup                                              225,000           10,687
Waddell & Reed Financial (Class A)                     200,000            5,488
                                                                         16,175
                                                                      ----------
Total Financial                                                         191,091
                                                                      ----------
UTILITIES 2.8%

Telephone 1.3%

ALLTEL                                                  63,300            4,526
Telebras ADR                                            85,000            7,666
                                                                         12,192
                                                                      ----------

T. ROWE PRICE VALUE FUND
--------------------------------------------------------------------------------


                                                        Shares            Value
--------------------------------------------------------------------------------
                                                                   In thousands


Electric Utilities 1.5%
Niagara Mohawk *                                       500,000        $   8,031
Western Resources                                      200,000            5,325
                                                                         13,356
                                                                      ----------
Total Utilities                                                          25,548
                                                                      ----------

CONSUMER NONDURABLES 13.9%

Food Processing 2.6%
ConAgra                                                300,000            7,988
General Mills                                          100,000            8,037
McCormick                                              250,000            7,891
                                                                         23,916
                                                                      ----------
Hospital Supplies/Hospital Management 1.0%
Hillenbrand Industries                                 225,000            9,731
                                                                          9,731
                                                                      ----------
Pharmaceuticals 2.4%
ALZA *                                                 150,000            7,631
Pharmacia & Upjohn                                     150,000            8,522
Teva Pharmaceutical Industries ADR                     125,000            6,172
                                                                         22,325
                                                                      ----------
Health Care Services 0.7%
Aetna                                                   75,000            6,708
                                                                          6,708
                                                                      ----------
Miscellaneous Consumer Products 7.2%
Armstrong World                                        175,000           10,117
Fortune Brands                                         150,000            6,206
Hasbro                                                 225,000            6,286
Mattel                                                 250,000            6,609
RJR Nabisco                                            400,000            7,825
Seagram                                                250,000           12,594
Stanley Works                                          300,000            9,656
UST                                                    250,000            7,313
                                                                         66,606
                                                                      ----------
Total Consumer Nondurables                                               129,286
                                                                      ----------

T. ROWE PRICE VALUE FUND
--------------------------------------------------------------------------------


                                                        Shares          Value
--------------------------------------------------------------------------------
                                                                 In thousands
CONSUMER SERVICES 12.2%

General Merchandisers 0.8%
Neiman-Marcus *                                        300,000      $   7,706
                                                                        7,706
                                                                    ------------

Specialty Merchandisers 4.3%
A & P                                                  200,000          6,762
Food Lion                                              400,000          4,763
Safeway *                                              150,000          7,425
Toys "R" Us *                                          600,000         12,412
Tupperware                                             350,000          8,925
                                                                       40,287
                                                                    ------------

Entertainment and Leisure 2.3%
Hilton                                                 700,000          9,931
Mirage Resorts *                                       153,300          2,568
Reader's Digest (Class A)                              225,000          8,944
                                                                       21,443
                                                                    ------------

Media and Communications 3.7%
CBS *                                                  250,000         10,859
Chris-Craft *                                          154,500          7,281
News Corporation                                       250,000          8,828
R.R. Donnelley                                         200,000          7,413
                                                                       34,381
                                                                    ------------

Printing and Publishing 1.1%
Reed International (GBP) *                           1,500,000          9,966
                                                                        9,966
                                                                    ------------
Total Consumer Services                                               113,783
                                                                    ------------

CONSUMER CYCLICALS 4.1%

Automobiles and Related 2.0%
GM                                                      75,000          4,950
Goodyear Tire & Rubber                                 150,000          8,822
TRW                                                    100,000          5,487
                                                                       19,259
                                                                    ------------

Building and Real Estate 2.1%
Owens Corning                                          250,000          8,594
Starwood Hotels & Resorts, REIT                        350,000         10,697
                                                                       19,291
                                                                    ------------
Total Consumer Cyclicals                                               38,550
                                                                    ------------

T. ROWE PRICE VALUE FUND
--------------------------------------------------------------------------------

                                                        Shares         Value
--------------------------------------------------------------------------------
                                                                In thousands
TECHNOLOGY 10.8%

Electronic Components 2.1%
Micron Technology *                                    200,000 $       8,062
Motorola                                               125,000        11,844
                                                                      19,906
                                                               -----------------

Electronic Systems 1.3%
Hewlett-Packard                                        125,000        12,563
                                                                      12,563
                                                               -----------------

Information Processing 0.8%
COMPAQ Computer                                        300,000         7,106
                                                                       7,106
                                                               -----------------

Aerospace and Defense 6.6%
Allegheny Teledyne                                     500,000        11,312
AlliedSignal                                           150,000         9,450
Boeing                                                 300,000        13,256
Lockheed Martin                                        400,000        14,900
Raytheon (Class B)                                     175,000        12,316
                                                                      61,234
                                                               -----------------
Total Technology                                                     100,809
                                                               -----------------

CAPITAL EQUIPMENT 1.7%

Machinery 1.7%
FMC *                                                  125,000         8,539
Parker Hannifin                                        150,000         6,863
Total Capital Equipment                                               15,402
                                                               -----------------

BUSINESS SERVICES AND
TRANSPORTATION 8.0%

Airlines 1.1%
Delta                                                  175,000        10,084
                                                                      10,084
                                                               -----------------

Computer Service and Software 1.5%
NCR *                                                  200,000         9,763
Parametric Technology *                                300,000         4,172
                                                                      13,935
                                                               -----------------

Miscellaneous Business Services 2.5%
Browning-Ferris                                        350,000        15,050
Fluor                                                  200,000         8,100
                                                                      23,150
                                                               -----------------

T. ROWE PRICE VALUE FUND
--------------------------------------------------------------------------------


                                                        Shares         Value
--------------------------------------------------------------------------------
                                                                In thousands

Railroads 2.9%
Canadian Pacific                                       350,000    $    8,334
Norfolk Southern                                       350,000        10,544
Union Pacific                                          150,000         8,747

                                                                      27,625
                                                                  --------------
Total Business Services and Transportation                             74,794
                                                                  --------------

ENERGY 6.1%

Energy Services 0.8%
Baker Hughes                                           225,000         7,538

                                                                       7,538
                                                                  --------------

Integrated Petroleum - Domestic 2.3%
Amerada Hess                                           225,000        13,388
Murphy Oil                                             175,000         8,542

                                                                      21,930
                                                                  --------------

Exploration and Production 1.8%
Burlington Resources                                   225,000         9,731
Unocal                                                 170,000         6,736

                                                                      16,467
                                                                  --------------

Integrated Petroleum - International 1.2%
BP Amoco ADR                                           102,333        11,103

                                                                      11,103
                                                                  --------------
Total Energy                                                          57,038
                                                                  --------------

PROCESS INDUSTRIES 8.4%
Diversified Chemicals 2.1%
Hercules                                               350,000        13,759
W. R. Grace *                                          300,000         5,513

                                                                      19,272
                                                                  --------------

Specialty Chemicals 5.5%
Cytec Industries *                                     300,000         9,562
Great Lakes Chemical                                   325,000        14,970
Imperial Chemical ADR                                  150,000         5,963
Pall                                                   450,000         9,984
Raychem                                                300,000        11,100

                                                                      51,579
                                                                  --------------

13
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T. ROWE PRICE VALUE FUND
--------------------------------------------------------------------------------


                                                        Shares          Value
--------------------------------------------------------------------------------
                                                                 In thousands
Paper and Paper Products 0.8%
Fort James                                             200,000      $   7,575

                                                                        7,575
                                                                    ------------
Total Process Industries                                               78,426
                                                                    ------------
BASIC MATERIALS 3.9%

Metals 3.1%
Cyprus Amax Minerals                                   375,000          5,695
Inco                                                   600,000         10,800
Phelps Dodge                                           200,000         12,388

                                                                       28,883
                                                                    ------------

Mining 0.8%
Newmont Mining                                         375,000          7,453

                                                                        7,453
                                                                    ------------
Total Basic Materials                                                  36,336
                                                                    ------------
Total Miscellaneous Common Stock 3.4%                                  31,143
                                                                    ------------
Total Common Stocks (Cost $799,359)                                   892,206
                                                                    ------------

SHORT-TERM INVESTMENTS 6.6%

Money Market Funds 6.6%

Reserve Investment Fund, 5.05% #                    61,641,795         61,642
Total Short-Term Investments (Cost $ 61,642)                           61,642
                                                                    ------------

T. ROWE PRICE VALUE FUND
--------------------------------------------------------------------------------


                                                                         Value
--------------------------------------------------------------------------------
                                                                  In thousands

Total Investments in Securities

102.4% of Net Assets (Cost $861,001)                                 $ 953,848

Other Assets Less Liabilities                                          (22,147)
                                                                     -----------

NET ASSETS                                                           $ 931,701
                                                                     -----------

Net Assets Consist of:
Accumulated net investment income - net of distributions             $     314
Accumulated net realized gain/loss - net of distributions               49,205
Net unrealized gain (loss)                                              92,844
Paid-in-capital applicable to 44,491,861 shares of $0.0001 par
value capital stock outstanding; 1,000,000,000 shares authorized       789,338

NET ASSETS                                                           $ 931,701
                                                                     -----------

NET ASSET VALUE PER SHARE                                            $   20.94
                                                                     -----------


  #  Seven-day yield
  *  Non-income producing
ADR  American Depository Receipt
GBP  British sterling


The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE VALUE FUND
--------------------------------------------------------------------------------
Unaudited


--------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
In thousands

                                                                    6 Months
                                                                       Ended
                                                                     6/30/99
Investment Income
Income
        Dividend                                                   $   7,334
        Interest                                                       1,090
                                                                   ------------
        Total income                                                   8,424
                                                                   ------------
Expenses
        Investment management                                          2,704
        Shareholder servicing                                            900
        Prospectus and shareholder reports                                83
        Custody and accounting                                            59
        Registration                                                      16
        Legal and audit                                                    7
        Directors                                                          4
        Miscellaneous                                                      5
                                                                   ------------
        Total expenses                                                 3,778
        Expenses paid indirectly                                          (2)
                                                                   ------------
        Net expenses                                                   3,776
                                                                   ------------
Net investment income                                                  4,648
                                                                   ------------
Realized and Unrealized Gain (Loss)
Net realized gain (loss)
        Securities                                                    48,941
        Foreign currency transactions                                    (36)
                                                                   ------------
        Net realized gain (loss)                                      48,905
                                                                   ------------
Change in net unrealized gain or loss
        Securities                                                    88,734
        Other assets and liabilities
        denominated in foreign currencies                                 (7)
                                                                   ------------
        Change in net unrealized gain or loss                         88,727
                                                                   ------------
Net realized and unrealized gain (loss)                              137,632
                                                                   ------------
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                             $ 142,280
                                                                   ------------


The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE VALUE FUND
--------------------------------------------------------------------------------
Unaudited


-------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
In thousands


                                                        6 Months         Year
                                                           Ended        Ended
                                                         6/30/99     12/31/98

Increase (Decrease) in Net Assets
Operations
   Net investment income                               $   4,648    $   8,179
   Net realized gain (loss)                               48,905       62,691
   Change in net unrealized gain or loss                  88,727      (42,009)
                                                       -------------------------
   Increase (decrease) in net assets from operations     142,280       28,861
                                                       -------------------------
Distributions to shareholders
   Net investment income                                  (4,194)      (8,467)
   Net realized gain                                     (29,663)     (39,006)
                                                       -------------------------
   Decrease in net assets from distributions             (33,857)     (47,473)
                                                       -------------------------
Capital share transactions *
   Shares sold                                           235,434      579,976
   Distributions reinvested                               31,924       45,081
   Shares redeemed                                      (218,594)    (378,306)
                                                       -------------------------
   Increase (decrease) in net assets from capital
   share transactions                                     48,764      246,751
                                                       -------------------------
Net Assets
Increase (decrease) during period                        157,187      228,139
Beginning of period                                      774,514      546,375
                                                       -------------------------

End of period                                          $ 931,701    $ 774,514
                                                       -------------------------
*Share information
    Shares sold                                           11,907       30,243
    Distributions reinvested                               1,707        2,469
    Shares redeemed                                      (11,429)     (20,355)
                                                       -------------------------
    Increase (decrease) in shares outstanding              2,185       12,357



The accompanying notes are an integral part of these financial statements.


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T. ROWE PRICE VALUE FUND
--------------------------------------------------------------------------------
Unaudited                                                          June 30, 1999


---------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Value Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on September 30, 1994.

The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.


18
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T. ROWE PRICE VALUE FUND
--------------------------------------------------------------------------------


Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily, uninvested cash balances at the custodian, used to reduce the fund's custody charges.

NOTE 2 - INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities, other than short-term securities, aggregated $271,451,000 and $265,340,000, respectively, for the six months ended June 30,1999.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its income.

At June 30, 1999, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $861,001,000. Net unrealized gain aggregated $92,847,000 at period-end, of which $130,773,000 related to appreciated investments and $37,926,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $509,000 was payable at June 30, 1999. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.35% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At June 30, 1999, and for the six months then ended, the effective annual group


19
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T. ROWE PRICE VALUE FUND
--------------------------------------------------------------------------------


fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $744,000 for the six months ended June 30, 1999, of which $155,000 was payable at period-end.

The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended June 30, 1999, totaled $1,081,000 and are reflected as interest income in the accompanying Statement of Operations.

T. ROWE PRICE SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

INVESTMENT SERVICES AND INFORMATION

KNOWLEDGEABLE SERVICE REPRESENTATIVES

By Phone 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

In Person  Available in T. Rowe Price Investor Centers.

ACCOUNT SERVICES

Checking  Available on most fixed income funds ($500 minimum).

Automatic Investing  From your bank account or paycheck.

Automatic Withdrawal  Scheduled, automatic redemptions.

Distribution Options  Reinvest all, some, or none of your distributions.

Automated 24-Hour Services Including Tele*Access(R) and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com

BROKERAGE SERVICES*

Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.**

INVESTMENT INFORMATION

Combined Statement  Overview of all your accounts with T. Rowe Price.

Shareholder Reports  Fund managers' reviews of their strategies and results.

T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

Performance Update  Quarterly review of all T. Rowe Price fund results.

Insights  Educational reports on investment strategies and financial markets.

Investment Guides  Asset Mix Worksheet, College Planning Kit, Diversifying
Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.


 * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

** Based on a January 1999 survey for representative-assisted stock trades.
   Services vary by firm, and commissions may vary depending on size of order.

For yield, price, last transaction, current balance, or to conduct transactions, 24 hours, 7 days a week, call Tele*Access(R): 1-800-638-2587 toll free

For assistance with your existing fund account, call: Shareholder Service Center 1-800-225-5132 toll free 410-625-6500 Baltimore area

To open a brokerage account or obtain information, call: 1-800-638-5660 toll free

Internet address: www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland 21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus appropriate to the fund or funds covered in this report.

Investor Centers:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

4200 West Cypress St.
10th Floor
Tampa, FL 33607

4410 ArrowsWest Drive
Colorado Springs, CO 80907

Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills, CA 91367


[LOGO OF T. ROWE PRICE APPEARS HERE]

T. Rowe Price Investment Services, Inc., Distributor.